Exhibit 21

Name	Jurisdiction of Organization	Nature of Equity Interests
100 LIGHT STREET PROPERTY OWNER LLC	DE	Limited Liability Company
100 LIGHT STREET BUSINESS TRUST	MD	Statutory Trust
1701 MARKET ASSOCIATES L.P.	DE	Limited Partnership
1701 MARKET GP LLC	DE	Limited Liability Company
ACQUIPORT 550 MANAGER LLC	DE	Limited Liability Company
ACQUIPORT 600 MANAGER LLC	DE	Limited Liability Company
ACQUIPORT BREA L.P.	DE	Limited Partnership
ACQUIPORT BREA MANAGER LLC	DE	LLC
ACQUIPORT COLORADO SPRINGS LLC	DE	Limited Liability Company
ACQUIPORT COLORADO SPRINGS MANAGER LLC	DE	Limited Liability Company
ACQUIPORT INT'L PARKWAY L.P.	DE	Limited Partnership
ACQUIPORT INT'L PARKWAY MANAGER LLC	DE	Limited Liability Company
ACQUIPORT ISSAQUAH LLC	DE	Limited Liability Company
ACQUIPORT ISSAQUAH MANAGER LLC	DE	Limited Liability Company
ACQUIPORT LAKE MARY 550 LLC	DE	Limited Liability Company
ACQUIPORT LAKE MARY 600 LLC	DE	Limited Liability Company
ACQUIPORT LAURENS LLC	DE	Limited Liability Company
ACQUIPORT LAURENS MANAGER INC.	DE	Corporation
ACQUIPORT MILFORD LLC	DE	Limited Liability Company
ACQUIPORT SIERRA MANAGER CORP.	DE	Corporation
ACQUIPORT TEMPERANCE LLC	DE	Limited Liability Company
ACQUIPORT TEMPERANCE MANAGER INC.	DE	Corporation
ACQUIPORT WINCHESTER LLC	DE	Limited Liability Company
ACQUIPORT WINCHESTER MANAGER LLC	DE	Limited Liability Company
ADGOLD MANAGER LLC	NY	Limited Liability Company
CDH CDO LLC	DE	Limited Liability Company
CHADAN MANAGER LLC	NY	Limited Liability Company
CHADER MANAGER LLC	NY	Limited Liability Company
CONCORD HOLDINGS LLC	DE	Limited Liability Company

CONZAR MANAGER LLC	CT	Limited Liability Company
CMBS PROPERTY HOLDINGS LLC	DE	Limited Liability Company
CMBS GP HOLDINGS LLC	DE	Limited Liability Company
CTO ASSOCIATES LIMITED PARTNERSHIP	MD	Limited Partnership
FARRAGUT REMAINDER II LIMITED PARTNERSHIP	MA	Limited Partnership
FEDERAL SOUTHFIELD LIMITED PARTNERSHIP	MA	Limited Partnership
JAZAR MANAGER LLC	CT	Limited Liability Company
JERMOR ASSOCIATES LIMITED PARTNERSHIP	CT	Limited Partnership
LEPERCQ CORPORATE INCOME FUND II L.P.	DE	Limited Partnership
LEPERCQ CORPORATE INCOME FUND L.P.	DE	Limited Partnership
LEX AURORA GP LLC	DE	Limited Liability Company
LEX AURORA L.P.	DE	Limited Partnership
LEX CHILLICOTHE GP LLC	DE	Limited Liability Company
LEX CHILLICOTHE L.P.	DE	Limited Partnership
LEX EDGEWATER GP LLC	DE	Limited Liability Company
LEX EDGEWATER L.P.	DE	Limited Partnership
LEX EUGENE GP LLC	DE	Limited Liability Company
LEX EUGENE L.P.	DE	Limited Partnership
LEX GLENDALE PARCEL LLC	DE	Limited Liability Company
LEX GLENDALE PARCEL MANAGER LLC	DE	Limited Liability Company
LEX GP HOLDING LLC	DE	Limited Liability Company
LEX GP-1 TRUST	DE	Statutory Trust
LEX HUNTINGTON GP LLC	DE	Limited Liability Company
LEX HUNTINGTON L.P.	DE	Limited Partnership
LEX JESSUP GP LLC	DE	Limited Liability Company
LEX JESSUP L.P.	DE	Limited Partnership
LEX LAKEWOOD PARCEL GP LLC	DE	Limited Liability Company
LEX LAKEWOOD PARCEL L.P.	DE	Limited Partnership
LEX LHLP GP LLC	DE	Limited Liability Company
LEX LHLP L.P.	DE	Limited Partnership
LEX LP-1 TRUST	DE	Statutory Trust
LEX MERIDIAN GP LLC	DE	Limited Liability Company
LEX MERIDIAN L.P.	DE	Limited Partnership
LEX ROCK HILL GP LLC	DE	Limited Liability Company
LEX ROCK HILL L.P.	DE	Limited Partnership

LEX-PROPERTY HOLDINGS LLC	DE	Limited Liability Company
LEX-SPRINGING MEMBER LLC	DE	Limited Liability Company
LEX SHREVEPORT GP LLC	DE	Limited Liability Company
LEX SHREVEPORT L.P.	DE	Limited Partnership
LEX ST. JOSEPH L.P.	DE	Limited Partnership
LEX ST. JOSEPH GP LLC	DE	Limited Liability Company
LEX SUNCAP HP GP LLC	DE	Limited Liability Company
LEX SUNCAP HP L.P.	DE	Limited Partnership
LEX SUNCAP HP JV L.P.	DE	Limited Partnership
LEX VALDOSTA GP LLC	DE	Limited Liability Company
LEX VALDOSTA L.P.	DE	Limited Partnership
LEX WESTERVILLE GP LLC	DE	Limited Liability Company
LEX WESTERVILLE L.P.	DE	Limited Partnership
LEX-WIN CONCORD LLC	DE	Limited Liability Company
LEXINGTON ACQUIPORT COLINAS L.P.	DE	Limited Partnership
LEXINGTON ACQUIPORT COMPANY LLC	DE	Limited Liability Company
LEXINGTON ACQUIPORT COMPANY II LLC	DE	Limited Liability Company
LEXINGTON ACQUIPORT FISHERS LLC	DE	Limited Liability Company
LEXINGTON ACQUIPORT SIERRA LLC	DE	Limited Liability Company
LEXINGTON ALLEN L.P.	DE	Limited Partnership
LEXINGTON ALLEN MANAGER LLC	DE	Limited Liability Company
LEXINGTON AMERICAN WAY LLC	DE	Limited Liability Company
LEXINGTON AMERICAN WAY MANAGER INC.	DE	Corporation
LEXINGTON ANTIOCH L.L.C.	DE	Limited Liability Company
LEXINGTON ANTIOCH MANAGER LLC	DE	Limited Liability Company
LEXINGTON ARLINGTON L.P.	DE	Limited Partnership
LEXINGTON ARLINGTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON ATLANTA L.P.	DE	Limited Partnership
LEXINGTON ATLANTA MANAGER LLC	DE	Limited Liability Company
LEXINGTON BEAUMONT LAND L.P.	DE	Limited Partnership
LEXINGTON BEAUMONT LAND GP LLC	DE	Limited Liability Company
LEXINGTON BCBS L.L.C.	SC	Limited Liability Company
LEXINGTON BHI TRUST	DE	Statutory Trust

LEXINGTON BOCA LLC	FL	Limited Liability Company
LEXINGTON BOCA MANAGER LLC	DE	Limited Liability Company
LEXINGTON BRISTOL L.P.	DE	Limited Partnership
LEXINGTON BRISTOL GP LLC	DE	Limited Liability Company
LEXINGTON BROADFIELD L.P.	DE	Limited Partnership
LEXINGTON BROADFIELD MANAGER LLC	DE	Limited Liability Company
LEXINGTON BULVERDE LP	DE	Limited Partnership
LEXINGTON BULVERDE MANAGER LLC	DE	Limited Liability Company
LEXINGTON CANTON LLC	DE	Limited Liability Company
LEXINGTON CARROLLTON L.P.	DE	Limited Partnership
LEXINGTON CARROLLTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON CDH I LLC	DE	Limited Liability Company
LEXINGTON CDH II LLC	DE	Limited Liability Company
LEXINGTON CENTENNIAL LLC	DE	Limited Liability Company
LEXINGTON CENTENNIAL MANAGER LLC	DE	Limited Liability Company
LEXINGTON CENTERPOINT L.P.	DE	Limited Partnership
LEXINGTON CENTERPOINT MANAGER LLC	DE	Limited Liability Company
LEXINGTON CHARLESTON L.P.	DE	Limited Partnership
LEXINGTON CHARLESTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON CHICAGO LENDER LLC	DE	Limited Liability Company
LEXINGTON CLIVE II LLC	DE	Limited Liability Company
LEXINGTON CLIVE LLC	DE	Limited Liability Company
LEXINGTON CLIVE MANAGER LLC	DE	Limited Liability Company
LEXINGTON COLLIERVILLE L.P.	DE	Limited Partnership
LEXINGTON COLLIERVILLE MANAGER LLC	DE	Limited Liability Company
LEXINGTON COLUMBUS GP LLC	DE	Limited Liability Company
LEXINGTON COLUMBUS L.P.	DE	Limited Partnership
LEXINGTON COLUMBUS (JACKSON STREET) L.P.	DE	Limited Partnership
LEXINGTON COLUMBUS (JACKSON STREET) MANAGER LLC	DE	Limited Liability Company
LEXINGTON CROSSPOINT L.P.	DE	Limited Partnership
LEXINGTON CROSSPOINT MANAGER LLC	DE	Limited Liability Company
LEXINGTON DISSOLVED LLC	DE	Limited Liability Company

LEXINGTON DOVER LLC	DE	Limited Liability Company
LEXINGTON DRY RIDGE CORP.	DE	Corporation
LEXINGTON DRY RIDGE MEZZ CORP.	DE	Corporation
LEXINGTON DUBUQUE LLC	DE	Limited Liability Company
LEXINGTON DUBUQUE MANAGER INC.	DE	Corporation
LEXINGTON DULLES LLC	DE	Limited Liability Company
LEXINGTON DULLES MANAGER LLC	DE	Limited Liability Company
LEXINGTON DUNCAN L.P.	DE	Limited Partnership
LEXINGTON DUNCAN MANAGER LLC	DE	Limited Liability Company
LEXINGTON DURHAM INC.	DE	Corporation
LEXINGTON DURHAM LIMITED PARTNERSHIP	CT	Limited Partnership
LEXINGTON DURHAM LP LIMITED PARTNERSHIP	CT	Limited Partnership
LEXINGTON ELIZABETHTOWN 730 CORP.	DE	Corporation
LEXINGTON ELIZABETHTOWN 730 MEZZ CORP.	DE	Corporation
LEXINGTON ELIZABETHTOWN 750 CORP.	DE	Corporation
LEXINGTON ELIZABETHTOWN 750 MEZZ CORP.	DE	Corporation
LEXINGTON FARMINGTON HILLS LLC	DE	Limited Liability Company
LEXINGTON FARMINGTON HILLS MANAGER LLC	DE	Limited Liability Company
LEXINGTON FLORENCE LLC	DE	Limited Liability Company
LEXINGTON FLORENCE MANAGER LLC	DE	Limited Liability Company
LEXINGTON FORT MEYERS L.P.	DE	Limited Partnership
LEXINGTON FORT MEYERS MANAGER LLC	DE	Limited Liability Company
LEXINGTON FORT MILL II LLC	DE	Limited Liability Company
LEXINGTON FORT MILL II MANAGER LLC	DE	Limited Liability Company
LEXINGTON FORT MILL LLC	DE	Limited Liability Company
LEXINGTON FORT MILL MANAGER LLC	DE	Limited Liability Company
LEXINGTON FORT STREET TRUSTEE LLC	DE	Limited Liability Company
LEXINGTON FORT STREET TRUST	NY	Grantor Trust
LEXINGTON FOXBORO II LLC	DE	Limited Liability Company
LEXINGTON FOXBORO MANAGER II LLC	DE	Limited Liability Company
LEXINGTON FP GP LLC	DE	Limited Liability Company
LEXINGTON FP L.P.	DE	Limited Partnership
LEXINGTON GEARS L.P.	DE	Limited Partnership
LEXINGTON GEARS MANAGER LLC	DE	Limited Liability Company

LEXINGTON GREENVILLE L.P.	DE	Limited Partnership
LEXINGTON GREENVILLE GP LLC	DE	Limited Liability Company
LEXINGTON HAMPTON LLC	DE	Limited Liability Company
LEXINGTON HARRISBURG L.P.	DE	Limited Partnership
LEXINGTON HARRISBURG MANAGER LLC	DE	Limited Liability Company
LEXINGTON HIGH POINT LLC	DE	Limited Liability Company
LEXINGTON HIGH POINT MANAGER LLC	DE	Limited Liability Company
LEXINGTON HONOLULU L.P.	DE	Limited Partnership
LEXINGTON HONOLULU MANAGER LLC	DE	Limited Liability Company
LEXINGTON HOPKINSVILLE CORP.	DE	Corporation
LEXINGTON HOPKINSVILLE MEZZ CORP.	DE	Corporation
LEXINGTON INDIANAPOLIS L.P.	DE	Limited Partnership
LEXINGTON INDIANAPOLIS MANAGER LLC	DE	Limited Liability Company
LEXINGTON INDIANAPOLIS PARCEL LLC	DE	Limited Liability Company
LEXINGTON ISS HOLDINGS L.P.	DE	Limited Partnership
LEXINGTON JOHNS CREEK L.P.	DE	Limited Partnership
LEXINGTON JOHNS CREEK MANAGER LLC	DE	Limited Liability Company
LEXINGTON KANSAS CITY LLC	DE	Limited Liability Company
LEXINGTON KANSAS CITY MANAGER LLC	DE	Limited Liability Company
LEXINGTON KINGSTON MAIN LLC	DE	Limited Liability Company
LEXINGTON K MAIN L.P.	DE	Limited Partnership
LEXINGTON LAC LENEXA L.P.	DE	Limited Partnership
LEXINGTON LAC LENEXA GP LLC	DE	Limited Liability Company
LEXINGTON LAKE FOREST MANAGER LLC	DE	Limited Liability Company
LEXINGTON LAKE FOREST L.P.	DE	Limited Partnership
LEXINGTON LAKEWOOD L.P.	DE	Limited Partnership
LEXINGTON LAKEWOOD MANAGER LLC	DE	Limited Liability Company
LEXINGTON LAS VEGAS (VEGPOW) L.P.	DE	Limited Partnership
LEXINGTON LAS VEGAS (VEGPOW) MANAGER LLC	DE	Limited Liability Company
LEXINGTON LION CARY GP LLC	DE	Limited Liability Company
LEXINGTON LION CARY II L.P.	DE	Limited Partnership
LEXINGTON LION CARY L.P.	DE	Limited Partnership
LEXINGTON LION CHICAGO GP LLC	DE	Limited Liability Company
LEXINGTON LION CHICAGO L.P.	DE	Limited Partnership

LEXINGTON LION FARMERS BRANCH GP LLC	DE	Limited Liability Company
LEXINGTON LION FARMERS BRANCH L.P.	DE	Limited Partnership
LEXINGTON LION MCLEAREN GP LLC	DE	Limited Liability Company
LEXINGTON LION MCLEAREN L.P.	DE	Limited Partnership
LEXINGTON LION PLYMOUTH GP LLC	DE	Limited Liability Company
LEXINGTON LION PLYMOUTH L.P.	DE	Limited Partnership
LEXINGTON LION RICHMOND GP LLC	DE	Limited Liability Company
LEXINGTON LION RICHMOND L.P.	DE	Limited Partnership
LEXINGTON/LION VENTURE L.P.	DE	Limited Partnership
LEXINGTON LOS ANGELES L.P.	DE	Limited Partnership
LEXINGTON LOS ANGELES MANAGER LLC	DE	Limited Liability Company
LEXINGTON LOUISVILLE L.P.	DE	Limited Partnership
LEXINGTON LOUISVILLE MANAGER LLC	DE	Limited Liability Company
LEXINGTON MARSHALL LLC	DE	Limited Liability Company
LEXINGTON MARSHALL MS GP LLC	DE	Limited Liability Company
LEXINGTON MARSHALL MS L.P.	DE	Limited Partnership
LEXINGTON MECHANICSBURG INC.	DE	Corporation
LEXINGTON MECHANICSBURG L.P.	DE	Limited Partnership
LEXINGTON MEMPHIS (JVF) L.P.	DE	Limited Partnership
LEXINGTON MEMPHIS (JVF) MANAGER LLC	DE	Limited Liability Company
LEXINGTON MIDLOTHIAN L.P.	DE	Limited Partnership
LEXINGTON MIDLOTHIAN MANAGER LLC	DE	Limited Liability Company
LEXINGTON MILLINGTON L.P.	DE	Limited Partnership
LEXINGTON MILLINGTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON MKP MANAGEMENT L.P.	DE	Limited Partnership
LEXINGTON MLP BOSTON L.P.	DE	Limited Partnership
LEXINGTON MLP BOSTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON MLP SHREVEPORT L.P.	DE	Limited Partnership
LEXINGTON MLP SHREVEPORT MANAGER LLC	DE	Limited Liability Company
LEXINGTON MLP WESTERVILLE L.P.	DE	Limited Partnership
LEXINGTON MLP WESTERVILLE MANAGER LLC	DE	Limited Liability Company
LEXINGTON MOODY L.P.	DE	Limited Partnership
LEXINGTON MOODY LLC	DE	Limited Liability Company
LEXINGTON MORTGAGE TRUSTEE LLC	DE	Limited Liability Company
LEXINGTON NORTHCHASE L.P.	DE	Limited Partnership

LEXINGTON OC LLC	DE	Limited Liability Company
LEXINGTON OLIVE BRANCH LLC	DE	Limited Liability Company
LEXINGTON OLIVE BRANCH MANAGER LLC	DE	Limited Liability Company
LEXINGTON OVERLAND PARK LLC	DE	Limited Liability Company
LEXINGTON OVERLAND PARK MANAGER LLC	DE	Limited Liability Company
LEXINGTON OWENSBORO CORP.	DE	Corporation
LEXINGTON OWENSBORO MEZZ CORP.	DE	Corporation
LEXINGTON PALM BEACH LLC	DE	Limited Liability Company
LEXINGTON PHILADELPHIA TRUST	DE	Statutory Trust
LEXINGTON RATSIDEM L.P.	DE	Limited Partnership
LEXINGTON RATSIDEM GP LLC	DE	Limited Liability Company
LEXINGTON REALTY ADVISORS INC.	DE	Corporation
LEXINGTON SAN ANTONIO L.P.	DE	Limited Partnership
LEXINGTON SAN ANTONIO MANAGER LLC	DE	Limited Liability Company
LEXINGTON SHELBY L.P.	DE	Limited Partnership
LEXINGTON SHELBY GP LLC	DE	Limited Liability Company
LEXINGTON SHELBY LENDER LLC	DE	Limited Liability Company
LEXINGTON SIX PENN LLC	DE	Limited Liability Company
LEXINGTON SKOOB LLC	DE	Limited Liability Company
LEXINGTON SKY HARBOR LLC	DE	Limited Liability Company
LEXINGTON SPARTANBURG LLC	DE	Limited Liability Company
LEXINGTON SOUTHFIELD LLC	DE	Limited Liability Company
LEXINGTON SOUTHINGTON L.P.	DE	Limited Partnership
LEXINGTON SOUTHINGTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON STREETSBORO LLC	DE	Limited Liability Company
LEXINGTON STREETSBORO MANAGER LLC	DE	Limited Liability Company
LEXINGTON TAMPA L.P.	DE	Limited Partnership
LEXINGTON TAMPA GP LLC	DE	Limited Liability Company
LEXINGTON TENNESSEE HOLDINGS L.P.	DE	Limited Partnership
LEXINGTON TEXAS HOLDINGS L.P.	DE	Limited Partnership
LEXINGTON TEXAS MANAGER LLC	DE	Limited Liability Company
LEXINGTON TNI CANONSBURG L.P.	DE	Limited Partnership

LEXINGTON TNI CANONSBURG MANAGER LLC	DE	Limited Liability Company
LEXINGTON TNI IRVING L.P.	DE	Limited Partnership
LEXINGTON TNI IRVING MANAGER LLC	DE	Limited Liability Company
LEXINGTON TNI WESTLAKE L.P.	DE	Limited Partnership
LEXINGTON TNI WESTLAKE MANAGER LLC	DE	Limited Liability Company
LEXINGTON TOY TRUSTEE LLC	DE	Limited Liability Company
LEXINGTON TOY CLACKAMUS L.P.	DE	Limited Partnership
LEXINGTON TOY LYNWOOD L.P.	DE	Limited Partnership
LEXINGTON TOY TULSA L.P.	DE	Limited Partnership
LEXINGTON TRAMK GALESBURG LLC	DE	Limited Liability Company
LEXINGTON TRAMK GALESBURG REMAINDERMAN LLC	DE	Limited Liability Company
LEXINGTON TRAMK LEWISBURG LLC	DE	Limited Liability Company
LEXINGTON TRAMK LEWISBURG REMAINDERMAN LLC	DE	Limited Liability Company
LEXINGTON TRAMK LORAIN LLC	DE	Limited Liability Company
LEXINGTON TRAMK LORIAN REMAINDERMAN LLC	DE	Limited Liability Company
LEXINGTON TRAMK MANTECA L.P.	DE	Limited Partnership
LEXINGTON TRAMK MANTECA MANAGER LLC	DE	Limited Liability Company
LEXINGTON TRAMK MANTECA REMAINDERMAN L.P.	DE	Limited Partnership
LEXINGTON TRAMK SAN DIEGO L.P.	DE	Limited Partnership
LEXINGTON TRAMK SAN DIEGO MANAGER LLC	DE	Limited Liability Company
LEXINGTON TRAMK WATERTOWN LLC	DE	Limited Liability Company
LEXINGTON TRAMK WATERTOWN REMAINDERMAN LLC	DE	Limited Liability Company
LEXINGTON TULSA L.P.	DE	Limited Partnership
LEXINGTON TULSA MANAGER LLC	DE	Limited Liability Company
LEXINGTON WALL L.P.	DE	Limited Partnership
LEXINGTON WALL LLC	DE	Limited Liability Company
LEXINGTON WALLINGFORD LLC	DE	Limited Liability Company
LEXINGTON WALLINGFORD MANAGER LLC	DE	Limited Liability Company
LEXINGTON WAXAHACHIE L.P.	DE	Limited Partnership
LEXINGTON WAXAHACHIE MANAGER LLC	DE	Limited Liability Company
LEXINGTON WILSONVILLE GP LLC	DE	Limited Liability Company
LEXINGTON WILSONVILLE L.P.	DE	Limited Partnership

LHLP GP LLC	DE	Limited Liability Company
LINWOOD AVENUE LIMITED PARTNERSHIP	DE	Limited Partnership
LMLP GP LLC	DE	Limited Liability Company
LOMBARD STREET LOTS, LLC	MD	Limited Liability Company
LRA CAFÉ LLC	DE	Limited Liability Company
LRA GP LLC	DE	Limited Liability Company
LRA LIMITED L.P.	DE	Limited Partnership
LRA LIMITED GP LLC	DE	Limited Liability Company
LRA MKP TRS L.P.	DE	Limited Partnership
LRA TEXAS GENERAL PARTNER LLC	DE	Limited Liability Company
LRA TEXAS L.P.	DE	Limited Partnership
LSAC CROSSVILLE L.P.	DE	Limited Partnership
LSAC CROSSVILLE MANAGER LLC	DE	Limited Liability Company
LSAC GENERAL PARTNER LLC	DE	Limited Liability Company
LSAC MEMPHIS L.P.	DE	Limited Partnership
LSAC MEMPHIS MANAGER LLC	DE	Limited Liability Company
LSAC MORRIS COUNTY L.P.	DE	Limited Partnership
LSAC MORRIS COUNTY MANAGER LLC	DE	Limited Liability Company
LSAC OMAHA L.P.	DE	Limited Partnership
LSAC OMAHA MANAGER LLC	DE	Limited Liability Company
LSAC OPERATING PARTNERSHIP L.P.	DE	Limited Partnership
LSAC ORLANDO L.P.	DE	Limited Partnership
LSAC ORLANDO MANAGER LLC	DE	Limited Liability Company
LSAC TEMPE L.P.	DE	Limited Partnership
LSAC TEMPE MANAGER LLC	DE	Limited Liability Company
LXP CAPITAL TRUST I	DE	Statutory Trust
LXP CHICAGO LLC	DE	Limited Liability Company
LXP GP LLC	DE	Limited Liability Company
LXP I L.P.	DE	Limited Partnership
LXP I TRUST	DE	Statutory Trust
LXP II INC.	DE	Corporation
LXP II L.P.	DE	Limited Partnership
LXP ISS MANAGER LLC	DE	Limited Liability Company
LXP LIMITED L.P.	DE	Limited Partnership

LXP LIMITED GP LLC	DE	Limited Liability Company
LXP TEXAS HOLDINGS MANAGER LLC	DE	Limited Liability Company
MLP MANAGER CORP.	DE	Corporation
MLP UNIT PLEDGE L.P.	DE	Limited Partnership
MLP UNIT PLEDGE GP LLC	DE	Limited Liability Company
NACIV MANAGER LLC	CT	Limited Liability Company
NET 1 HENDERSON LLC	NC	Limited Liability Company
NET 1 PHOENIX L.L.C.	AZ	Limited Liability Company
NET 2 HAMPTON LLC	DE	Limited Liability Company
NET LEASE STRATEGIC ASSETS FUND L.P.	DE	Limited Partnership
NEWKIRK ALTENN GP LLC	DE	Limited Liability Company
NEWKIRK ALTENN L.P.	DE	Limited Partnership
NEWKIRK ASSET MANAGEMENT LLC	DE	Limited Liability Company
NEWKIRK AVREM GP LLC	DE	Limited Liability Company
NEWKIRK AVREM L.P.	DE	Limited Partnership
NEWKIRK BASOT GP LLC	DE	Limited Liability Company
NEWKIRK BASOT L.P.	DE	Limited Partnership
NEWKIRK CALCRAF GP LLC	DE	Limited Liability Company
NEWKIRK CALCRAF L.P.	DE	Limited Partnership
NEWKIRK CAPITAL LLC	DE	Limited Liability Company
NEWKIRK CAROLION GP LLC	DE	Limited Liability Company
NEWKIRK CAROLION L.P.	DE	Limited Partnership
NEWKIRK CLIFMAR GP LLC	DE	Limited Liability Company
NEWKIRK CLIFMAR L.P.	DE	Limited Partnership
NEWKIRK DALHILL GP LLC	DE	Limited Liability Company
NEWKIRK DALHILL L.P.	DE	Limited Partnership
NEWKIRK DENPORT GP LLC	DE	Limited Liability Company
NEWKIRK DENPORT L.P.	DE	Limited Partnership
NEWKIRK ELWAY GP LLC	DE	Limited Liability Company
NEWKIRK ELWAY L.P.	DE	Limited Partnership
NEWKIRK GERSANT GP LLC	DE	Limited Liability Company
NEWKIRK GERSANT L.P.	DE	Limited Partnership
NEWKIRK GP LLC	DE	Limited Liability Company

NEWKIRK JACWAY GP LLC	DE	Limited Liability Company
NEWKIRK JACWAY L.P.	DE	Limited Partnership
NEWKIRK JLE WAY L.P.	DE	Limited Partnership
NEWKIRK JLE WAY GP LLC	DE	Limited Liability Company
NEWKIRK JOHAB GP LLC	DE	Limited Liability Company
NEWKIRK JOHAB L.P.	DE	Limited Partnership
NEWKIRK LANMAR GP LLC	DE	Limited Liability Company
NEWKIRK LANMAR L.P.	DE	Limited Partnership
NEWKIRK LIROC GP LLC	DE	Limited Liability Company
NEWKIRK LIROC L.P.	DE	Limited Partnership
NEWKIRK MARBAX GP LLC	DE	Limited Liability Company
NEWKIRK MARBAX L.P.	DE	Limited Partnership
NEWKIRK MARTALL L.P.	DE	Limited Partnership
NEWKIRK MARTALL GP LLC	DE	Limited Liability Company
NEWKIRK MLP UNIT LLC	DE	Limited Liability Company
NEWKIRK ORPER GP LLC	DE	Limited Liability Company
NEWKIRK ORPER L.P.	DE	Limited Partnership
NEWKIRK SABLEMART GP LLC	DE	Limited Liability Company
NEWKIRK SABLEMART L.P.	DE	Limited Partnership
NEWKIRK SALISTOWN GP LLC	DE	Limited Liability Company
NEWKIRK SALISTOWN L.P.	DE	Limited Partnership
NEWKIRK SEGUINE GP LLC	DE	Limited Liability Company
NEWKIRK SEGUINE L.P.	DE	Limited Partnership
NEWKIRK SKOOB GP LLC	DE	Limited Liability Company
NEWKIRK SKOOB L.P.	DE	Limited Partnership
NEWKIRK SPOKMONT GP LLC	DE	Limited Liability Company
NEWKIRK SPOKMONT L.P.	DE	Limited Partnership
NEWKIRK STATMONT GP LLC	DE	Limited Liability Company
NEWKIRK STATMONT L.P.	DE	Limited Partnership
NEWKIRK SUNWAY GP LLC	DE	Limited Liability Company
NEWKIRK SUNWAY L.P.	DE	Limited Partnership
NEWKIRK SUPERWEST GP LLC	DE	Limited Liability Company
NEWKIRK SUPERWEST L.P.	DE	Limited Partnership
NEWKIRK SYRCAR GP LLC	DE	Limited Liability Company

NEWKIRK SYRCAR L.P.	DE	Limited Partnership
NEWKIRK WALANDO GP LLC	DE	Limited Liability Company
NEWKIRK WALANDO L.P.	DE	Limited Partnership
NEWKIRK WASHTEX GP LLC	DE	Limited Liability Company
NEWKIRK WASHTEX L.P.	DE	Limited Partnership
NK-850/950 CORPORETUM PROPERTY LLC	DE	Limited Liability Company
NK-850/950 CORPORETUM PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-BRIDGEWATER PROPERTY LLC	DE	Limited Liability Company
NK-BRIDGEWATER PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-CINN HAMILTON PROPERTY LLC	DE	Limited Liability Company
NK-CINN HAMILTON PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-GLENWILLOW PROPERTY LLC	DE	Limited Liability Company
NK-GLENWILLOW PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-HOLDING LLC	DE	Limited Liability Company
NK-LOMBARD GL PROPERTY LLC	DE	Limited Liability Company
NK-LOMBARD GL PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-LOMBARD STREET MANAGER LLC	DE	Limited Liability Company
NK-LUMBERTON PROPERTY LLC	DE	Limited Liability Company
NK-LUMBERTON PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-MCDONOUGH PROPERTY LLC	DE	Limited Liability Company
NK-MCDONOUGH PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-ODW/COLUMBUS PROPERTY LLC	DE	Limited Liability Company
NK-ODW/COLUMBUS PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-REMAINDER INTEREST LLC	DE	Limited Liability Company
NK-ROCKAWAY PROPERTY LLC	DE	Limited Liability Company
NK-ROCKAWAY PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-ROCKFORD PROPERTY LLC	DE	Limited Liability Company
NK-ROCKFORD PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-STATESVILLE PROPERTY LLC	DE	Limited Liability Company

NK-STATESVILLE PROPERTY MANAGER LLC	DE	Limited Liability Company
NK-TCC PROPERTY LLC	DE	Limited Liability Company
NK-TCC PROPERTY MANAGER LLC	DE	Limited Liability Company
ONE WOODSTOCK ASSOCIATES LIMITED PARTNERSHIP	MA	Limited Partnership
PEMBROKE AURORA, LLC	DE	Limited Liability Company
PEMLEX LLC	DE	Limited Liability Company
PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP	AZ	Limited Partnership
RAZAR MANAGER LLC	CT	Limited Liability Company
SALISKIRK LLC	CT	Limited Liability Company
SANZAR MANAGER LLC	CT	Limited Liability Company
SAVANNAH WATERFRONT HOTEL LLC	GA	Limited Liability Company
SIX PENN CENTER ASSOCIATES	PA	General Partnership
SIX PENN CENTER L.P.	DE	Limited Partnership
SKIKID LLC	DE	Limited Liability Company
SKOOBKIRK LLC	CT	Limited Liability Company
SPOKMONT LLC	AL	Limited Liability Company
SUE LLC	DE	Limited Liability Company
TABKIRK LLC	CT	Limited Liability Company
TEXAN PETROLITE LIMITED PARTNERSHIP	DE	Limited Partnership
TEXAN WESTERN LIMITED PARTNERSHIP	DE	Limited Partnership
TRIPLE NET INVESTMENT COMPANY LLC	DE	Limited Liability Company
TRIPLE NET INVESTMENT L.P.	DE	Limited Partnership
UNION HILLS ASSOCIATES	AZ	General Partnership
UNION HILLS ASSOCIATES II	AZ	General Partnership
WAYLAND ASSOCIATES LLC	NY	Limited Liability Company
WESTPORT VIEW CORPORATE CENTER L.P.	DE	Limited Partnership
XEL AURORA LLC	DE	Limited Liability Company
XEL FLORENCE GP LLC	DE	Limited Liability Company
XEL FLORENCE L.P.	DE	Limited Partnership
XEL GREENCROSS LENDER GP LLC	DE	Limited Liability Company
XEL GREENCROSS LENDER L.P.	DE	Limited Partnership
XEL HUNTINGTON LENDER LLC	DE	Limited Liability Company

XEL JESSUP LENDER LLC	DE	Limited Liability Company
XEL MERIDIAN GP LLC	DE	Limited Liability Company
XEL MERIDIAN L.P.	DE	Limited Partnership
XEL SAN DIEGO GP LLC	DE	Limited Liability Company
XEL SAN DIEGO L.P.	DE	Limited Partnership
XEL SHREVEPORT LENDER LLC	DE	Limited Liability Company
XEL ST. JOSEPH LENDER LLC	DE	Limited Liability Company
XEL ST. PETERSBURG LLC	DE	Limited Liability Company
XEL LENDER LLC	DE	Limited Liability Company